PLEDGE AGREEMENT

     This PLEDGE AGREEMENT (this "Agreement") is made as of January 6, 1997, by INFORMIX CORPORATION, a Delaware corporation ("Informix"); BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"); BANQUE NATIONALE DE PARIS as a "Participant"; and BANQUE NATIONALE DE PARIS, acting in its capacity as agent for BNPLC and the Participants (in such capacity, "Agent").

     RECITALS

     A. Informix and BNPLC are parties to: (i) a Lease Agreement dated the date hereof (the "Lease"), pursuant to which BNPLC has agreed to lease certain property to Informix; and (ii) a Purchase Agreement dated the date hereof (the "Purchase Agreement") pursuant to which Informix has agreed to purchase BNPLC's interest in such property or to cause such property to be purchased from BNPLC by a third party.

     B. Pursuant to a Participation Agreement dated the date hereof (the "Participation Agreement"), BNP has agreed with BNPLC to participate in the risks and rewards to BNPLC of the Lease and the Purchase Agreement, and the parties to this Agreement anticipate that other financial institutions may become parties to the Participation Agreement as Participants, agreeing to participate in the risks and rewards to BNPLC of the Lease and the Purchase
Agreement.

     C. To reduce the Base Rent required by the Lease as therein provided, Informix may from time to time deliver cash collateral for its obligations to BNPLC under the Purchase

Agreement and for BNPLC's corresponding obligations to Participants under the Participation Agreement. This Agreement sets forth the terms and conditions governing such cash collateral.

     AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1     Definitions and Interpretation.

     Section 1.1 Definitions. When used in this Agreement, the following terms shall have the following respective meanings:

          "Account" shall mean any deposit account maintained by a Deposit Taker into which Cash Collateral may be deposited at any time, excluding the Transition Account.

          "Account Office" shall mean, with respect to any Account maintained by any Deposit Taker, the office of such Deposit Taker at which such Account is maintained.

          "Agent" shall have the meaning given to that term in the introductory paragraph hereof.

          "BNPLC" shall have the meaning given to that term in the introductory paragraph hereof.

          "BNPLC's Corresponding Obligations to Participants" shall mean BNPLC's obligations under the Participation Agreement to pay Participants their respective Percentages of (or amounts equal to their respective Percentages of) sums "actually received by BNPLC" (as defined in the Participation Agreement) in satisfaction of Informix's Purchase Agreement Obligations; provided, however, any modification of the Participation Agreement executed after the date hereof without Informix's consent shall not be considered for purposes of determining BNPLC's Corresponding Obligations to Participants under this Agreement.

          "Cash Collateral" shall mean (i) all funds of Informix which Informix has delivered to Agent for deposit with a Deposit Taker pursuant to this Agreement, and (ii) any additional funds delivered to Agent as Collateral pursuant to Section 0.

          "Certificate of Deposit" shall mean a certificate of deposit issued by a Deposit Taker as required by Section 0 below to evidence an Account into which Cash Collateral has been deposited pursuant to this Agreement. Each Certificate of Deposit shall be issued in an amount equal to the Value of the Account which it evidences and shall otherwise be in the form set forth as Attachment 1.

          "Collateral" shall have the meaning given to that term in
Section 0 hereof.

          "Collateral Adjustment Fee" means the amount of $7,500, payable to BNPLC as additional Rent under the Lease, if and to the extent required from time to time by this Agreement.

          "Collateral Imbalance" shall mean on any date prior to the Designated Sale Date that the Value (without duplication) of Accounts maintained by and Certificates of Deposit issued by the Deposit Taker for any Participant (other than a Disqualified Deposit Taker) does not equal such Participant's Percentage, multiplied by the lesser of (1) the Minimum Collateral Value in effect on such date, or (2) the aggregate Value of all Collateral subject to this Agreement on such date. For purposes of determining whether a Collateral Imbalance exists, the Value of any Accounts maintained by a bank that is acting as Deposit Taker for two or more Participants will be deemed to be held for them in proportion to their respective Percentages, and the Value of any Accounts maintained by a bank as Deposit Taker for both a Participant and BNPLC (as in the case of BNP acting as Deposit Taker for itself, as a Participant, and for BNPLC) will be deemed to be held for the Participant only to the extent necessary to prevent or mitigate a Collateral Imbalance and otherwise for BNPLC.

          "Collateral Percentage" shall mean the percentage designated by Informix pursuant to Section 0.

          "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

          "Deposit Taker" for BNPLC shall mean BNP and for each Participant shall mean the Participant itself; provided, that each of BNPLC and the Participants, for itself only, may from time to time designate another Deposit Taker as provided in Sections 0 and 0 below.

          "Deposit Taker Losses" shall mean the Value of any Cash
Collateral delivered to a Deposit Taker that will not be returned to Informix and will not be disposed of or applied by the Agent as provided herein or as required by applicable law.

          "Deposit Taker's Acknowledgment and Agreement" shall have the meaning given to that term in subsection 0 hereof.

          "Disqualified Deposit Taker" shall mean any Deposit Taker with whom Agent may decline to deposit Collateral pursuant to Section 0.

          "Event of Default" shall mean the occurrence of any of the following:

               (a) the failure by Informix to pay all or any part of Informix's Purchase Agreement Obligations when due, after giving effect to any applicable notice and grace periods expressly provided for in the Purchase Agreement;

               (b) the failure by Informix to provide funds as and when required by Section 0 of this Agreement, if within three (3) Business Days after such failure commences Informix does not (1) cure such failure by delivering the funds required by Section 0, and (2) pay to BNPLC as additional Rent under the Lease an amount equal to interest at the Default Rate (as defined in the Lease) on such funds for the period from which they were first due to the date of receipt by Agent, and (3) pay to BNPLC a Collateral Adjustment Fee;

               (c) the failure by Informix timely and properly to observe, keep or perform any covenant, agreement, warranty or condition herein required to be observed, kept or performed (other than a failure described in another clause of this definition of Event of Default), if such failure is not cured within thirty (30) days after Agent gives Informix written notice thereof;

               (d) the failure of any representation made by Informix in subsection 0 to be true, if within fifteen (15) days after Informix becomes aware of such failure, Informix does not (1) notify Agent, BNPLC and the Participants of such failure, and (2) cure such failure, and (3) pay to BNPLC any additional Base Rent that has accrued under the Lease because of (or that would have accrued if BNPLC had been aware of) such failure, and (4) pay to BNPLC interest at the Default Rate on any such additional Base Rent, and (5) pay to BNPLC a Collateral Adjustment Fee;

               (e) the failure of any representation herein by Informix to be true (other than a failure described in another clause of this definition of Event of Default), if such failure is not cured within thirty (30) days after Agent gives Informix written notice thereof;

               (f) the failure of the pledge or security interest contemplated herein in the Transition Account or any Account, Certificate of Deposit or Cash Collateral to be a valid, perfected, first priority pledge or security interest (regardless of the characterization of the Transition Account or any Accounts, Certificates of Deposit or Cash Collateral as deposit accounts, instruments or general intangibles under the UCC), if within fifteen (15) days after Informix becomes aware of such failure, Informix does not (1) notify Agent, BNPLC and the Participants of such failure, and (2) cure such failure, and (3) pay to BNPLC any additional Base Rent that has accrued under the Lease because of (or that would have accrued if BNPLC had been aware of) such failure, and (4) pay to BNPLC interest at the Default Rate on any such additional Base Rent, and (5) pay to BNPLC a Collateral Adjustment Fee; and

               (g) the failure by BNPLC to pay when due any of BNPLC's Corresponding Obligations to Participants, after giving effect to any applicable notice and grace periods expressly provided for in the Participation Agreement.

     Notwithstanding the foregoing, if ever the aggregate Value of Cash Collateral held by Agent and the Deposit Takers exceeds the Minimum Collateral Value then in effect, a failure of the pledge or security interest contemplated herein in such excess Cash Collateral to be a valid, perfected, first priority pledge or security interest shall not constitute an Event of Default under this Agreement.

          "Informix" shall have the meaning given to that term in the introductory paragraph hereof.

          "Informix's Purchase Agreement Obligations" shall mean all of Informix's obligations under the Purchase Agreement, including (i) Informix's obligation to pay the entire Purchase Price and Shortage Amount, if any, as the case may be, as required under Paragraph 2(a) of the Purchase Agreement if BNPLC elects to enforce specific performance of the Purchase Agreement, and (ii) any damages incurred by BNPLC because of (A) Informix's breach of the Purchase Agreement or (B) the rejection by Informix of the Purchase Agreement in any bankruptcy or insolvency proceeding.

          "Lien" shall mean, with respect to any property or assets, any right or interest therein of a creditor to secure indebtedness of any kind which is owed to him or any other arrangement with such creditor which provides for the payment of such indebtedness out of such property or assets or which allows him to have such indebtedness satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration with an issuer of uncertificated securities, or any other arrangement which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement is undertaken before or after such Lien exists.

          "Minimum Collateral Value" shall mean (1) as of the Designated Sale Date or any prior date, an amount equal to the Collateral Percentage multiplied by the Stipulated Loss Value determined as of that date in accordance with the Lease; and (2) as of any date after the Designated Sale Date, an amount equal to the Purchase Price plus any unpaid interest on past due amounts that has accrued pursuant to Paragraph 2(a) of the Purchase Agreement.

          "Notice of Security Interest" shall have the meaning given to that term in Subsection 0 hereof.

          "Other Liable Party" shall mean any Person, other than Informix, who may now or may at any time hereafter be primarily or secondarily liable for any of the Secured Obligations or who may now or may at any time hereafter have granted to Agent a Lien upon any of the Collateral.

          "Participants" shall mean BNP and any other financial institutions which may hereafter become parties to (i) this Agreement by completing, executing and delivering to Informix and Agent a Supplement, and (ii) the Participation Agreement.

          "Participation Agreement" shall have the meaning given to such term in Recital B hereof.

          "Percentage" shall mean with respect to each Participant and the Deposit Taker for such Participant, such Participant's "Percentage" as defined in the Participation Agreement.

          "Qualified Deposit Taker" means one of the fifty largest (measured by total assets) U.S. banks, or one of the one hundred largest (measured by total assets) banks in the world, with debt ratings of at least (i) A- (in the case of long term debt) and A-1 (in the case of short term debt) or the equivalent thereof by Standard and Poor's Corporation, and (ii) A (in the case of long term debt) and P-1 (in the case of short term debt) or the equivalent thereof by Moody's Investor Service, Inc. The parties believe it improbable that the ratings systems used by Standard and Poor's Corporation and by Moody's Investor Service, Inc. will be discontinued or changed, but if such ratings systems are discontinued or changed, Informix shall be entitled to select and use a comparable ratings systems as a substitute for the S&P Rating or the Moody Rating, as the case may be, for purposes of determining the status of any bank as a Qualified Deposit Taker.

          "Secured Obligations" shall mean and include both Informix's Purchase Agreement Obligations and BNPLC's Corresponding Obligations to Participants.

          "Supplement" shall mean a supplement to this Agreement in the form of Attachment 2.

          "Transaction Documents" shall mean, collectively, this Agreement, the Lease, the Purchase Agreement and the Participation Agreement.

          "Transition Account" shall have the meaning given it in
Section 5.2.

           "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time, and the Uniform Commercial Code as in effect in any other jurisdiction which governs the perfection or non-perfection of the pledge of and security interests in the Collateral created by this Agreement.

          "Value" shall mean with respect to any Account, Certificate of Deposit or Cash Collateral on any date, a dollar value determined as follows (without duplication):

               (a) cash shall be valued at its face amount on such date;

               (b) an Account shall be valued at the principal balance thereof on such date; and

               (c) a Certificate of Deposit shall be valued at the face amount thereof.

     Section 1.2 Other Definitions. Reference is hereby made to the Lease, the Purchase Agreement and the Participation Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement which are defined in the Lease or the Purchase Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this Agreement which are defined in the UCC and not otherwise defined herein shall have the same meanings herein as set forth therein, except where the context otherwise requires.

     Section 1.3 Attachments. All attachments to this Agreement are a part hereof for all purposes.

     Section 1.4 Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including references to the Lease, Purchase Agreement and Participation Agreement) also refer to and include all valid renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document; provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

     Section 1.5 References and Titles. All references in this Agreement to Attachments, Articles, Sections, subsections, and other subdivisions refer to the Attachments, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Article," "this Section" and "this subsection" and similar phrases refer only to the Articles, Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

2     Pledge and Grant of Security Interest.  As security for the
Secured Obligations, Informix hereby pledges and assigns to Agent (for the ratable benefit of BNPLC and the Participants) and grants to Agent (for the ratable benefit of BNPLC and the Participants) a continuing security interest in all right, title and interest of Informix in and to the following property, whether now owned or hereafter acquired by Informix (collectively and severally, the "Collateral"):

         (a) All Cash Collateral, all Accounts, the Transition Account and all Certificates of Deposit issued from time to time and general intangibles arising therefrom or relating thereto (provided, however, in no event shall such general intangibles be deemed to include any general intangibles not related to the foregoing, including, without limitation, any intellectual property of Informix); and all documents, instruments and agreements evidencing the same; all extensions, renewals, modifications and replacements of the foregoing; and any interest or other amounts payable in connection therewith; and

          (b) All proceeds of the foregoing (including whatever is receivable or received when Collateral or proceeds is invested, sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

The pledge, assignment and grant of a security interest made by Informix hereunder is for security of the Secured Obligations only; the parties to this Agreement do not intend that Informix's delivery of the Collateral to Agent as herein provided will constitute an advance payment of any Secured Obligations or liquidated damages, nor do the parties intend that the Collateral increase the dollar amount of the Secured Obligations.

3     Setting the Collateral Percentage.  Effective as of the date of this Agreement, and so long as any portion of the Secured Obligations remain outstanding, the Collateral Percentage is one hundred percent (100%).

4     Provisions Concerning Deposit Takers.

     Section 4.1 Qualification of Deposit Takers Generally. Agent may decline to deposit or maintain Collateral hereunder with any Person designated as a Deposit Taker, if such Person has failed to satisfy or no longer satisfies the following requirements:

          4.1.1 Such Person must have received from Agent and Informix a completed, executed Notice of Security Interest in the form of Attachment 3 (a "Notice of Security Interest") which specifically identifies any and all Accounts in which such Person shall hold Cash Collateral delivered to it pursuant to this Agreement and which designates Account Offices with respect to all such Accounts in California, New York, Illinois or another location approved by Agent and Informix.

          4.1.2 Such Person must have executed the Acknowledgement and Agreement at the end of such Notice of Security Interest (the "Deposit Taker's Acknowledgement and Agreement") and returned the same to Agent. Further, such Person must have complied with the Deposit Taker's Acknowledgement and Agreement, and the representations set forth therein with respect to such Person must continue to be true and correct.

          4.1.3 Such Person must be a commercial bank, organized under the laws of the United States of America or a state thereof or under the laws of another country which is doing business in the United States of America; must be authorized to maintain deposit accounts for others through Account Offices in California or New York (as specified in the Deposit Taker's Acknowledgement and Agreement); must be an Affiliate of BNPLC or the Participant for whom such Person will act as Deposit Taker or must have a combined capital, surplus and undivided profits of at least $500,000,000.

          4.1.4 Such Person must have complied with the provisions in this Agreement applicable to Deposit Takers, including the provisions of
Section 0 concerning the issuance and redemption of Certificates of Deposit.

     Section 4.2 Existing Deposit Takers. As of the date of this Agreement, BNP (as Deposit Taker for itself and for BNPLC) has satisfied the requirements set forth in the preceding Section for Deposit Takers.

     Section 4.3 Replacement of Participants Proposed by Informix. So long as no Event of Default has occurred and is continuing, BNPLC shall not unreasonably withhold its approval for a substitution under the Participation Agreement of a new Participant proposed by Informix for any Participant, the Deposit Taker for whom has ceased to be a Qualified Deposit Taker; provided, however, that (A) the proposed substitution can be accomplished without a release or breach by BNPLC of its rights and obligations under the Participation Agreement; (B) the new Participant will agree (by executing Supplements to this Agreement and to the Participation Agreement as contemplated herein and therein and by other agreements as may be reasonably required by BNPLC and Informix) to become a party to the Participation Agreement and to this Agreement, to designate a Qualified Deposit Taker as the Deposit Taker for it under this Agreement and to accept a Percentage under the Participation Agreement equal to the Percentage of the Participant to be replaced; (C) the new Participant (or Informix) will provide the funds required to pay the termination fee by Section 6.4 of the Participation Agreement to accomplish the substitution; (D) Informix (or the new Participant) agrees in writing to indemnify and defend BNPLC for any and all Losses incurred by BNPLC in connection with or because of the substitution, including the cost of preparing supplements to the Participation Agreement and this Agreement and including any cost of defending and paying any claim asserted by the Participant to be replaced because of the substitution (but not including any liability of BNPLC to such Participant for damages caused by BNPLC's bad faith or gross negligence in the performance of BNPLC's obligations under the Participation Agreement prior to the substitution); (E) the new Participant shall be a reputable financial institution having a net worth of no less than seven and one half percent (7.5%) of total assets and total assets of no less than $10,000,000,000.00 (all according to then recent audited financial statements); and (F) in no event will BNPLC be required to approve a substitution pursuant to this Section 0 which will replace a Participant that is an Affiliate of BNPLC. BNPLC shall attempt in good faith to assist (and cause its Affiliate, Banque Nationale de Paris, to attempt in good faith to assist) Informix in identifying a new Participant that Informix may propose to substitute for an existing Participant pursuant to this Paragraph, as Informix may reasonably request from time to time. However, in no event shall BNPLC itself, or any of its Affiliates, be required to take the Percentage of any Participant to be replaced.


     Section 4.4 Mandatory Substitution for Disqualified Deposit Takers. If any Deposit Taker shall cease to satisfy the requirements set forth in Section 0, the party for whom such Disqualified Deposit Taker has been designated as Deposit Taker (i.e., BNPLC or the applicable Participant) shall promptly (1) provide notice thereof to Agent and Informix, and (2) designate a substitute Deposit Taker and cause the substitute to satisfy the requirements set forth in Section 0. Pending the designation of the substitute and the satisfaction by it of the requirements set forth in Section 0, Agent may withdraw Collateral held by the Disqualified Deposit Taker and deposit such Collateral with other Deposit Takers, subject to Section 0 below.

     Section 4.5 Voluntary Substitution of Deposit Takers. With the written approval of Agent, which approval will not be unreasonably withheld, the Deposit Taker for BNPLC or any Participant shall be replaced by any Person designated by BNPLC or the applicable Participant, as the case may be; provided, such Person has satisfied the requirements set forth in Section 0; and, provided further, unless the replacement is required by Section 0, at the time of the replacement such Person must be a Qualified Deposit Taker.

     Section 4.6 Delivery of Notice of Security Interest by Informix and Agent. To the extent required to permit the substitution or replacement of a Deposit Taker for BNPLC or any Participant as provided in Sections 0 and 0, Informix and Agent shall promptly execute and deliver any properly completed Notice of Security Interest requested by BNPLC or the applicable Participant.

     Section 4.7 Constructive Possession of Collateral. The possession by a Deposit Taker of any deposit accounts, money, instruments, chattel paper or other property constituting Collateral or evidencing Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent hereunder pursuant to the UCC, to the extent applicable; and notifications to a Deposit Taker by other Persons holding any such property, and acknowledgements, receipts or confirmations from any such Persons delivered to a Deposit Taker, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of such Deposit Taker for the benefit of Agent for the purposes of perfecting such security interests under Applicable Law.

     Section 4.8 Attempted Offset by Deposit Takers. By delivery of a Deposit Taker's Acknowledgement and Agreement, each Deposit Taker shall be required to agree not to setoff or attempt a setoff, without in each case first obtaining the prior written authorization of Agent, amounts owed to it, including any Secured Obligations, against any Collateral held by it from time to time. Any Deposit Taker for BNPLC or a Participant shall not be permitted by BNPLC or the applicable Participant, as the case may be, to violate such agreement. However, Informix acknowledges and agrees that Agent shall not be responsible for, or be deemed to have taken any action against Informix because of, any Deposit Taker's violation of such agreement; and, neither BNPLC nor any Participant shall be responsible for, or be deemed to have taken any action against Informix because of, any violation of such agreement by a Deposit Taker for another party.

     Section 4.9 Deposit Taker Losses. Agent shall not be responsible for any Deposit Taker Losses. If for any reason, however, Deposit Taker Losses with respect to a Deposit Taker for a particular Participant will exceed the amount of payments in satisfaction of Secured Obligations that such Participant would have been entitled to receive under the Participation Agreement absent such Deposit Takers Losses, then such Participant shall promptly pay the excess to Agent as additional Collateral hereunder.

5     Delivery and Maintenance of Cash Collateral.

     Section 5.1 Delivery of Funds by Informix. On the date hereof and on each Base Rent Date, Informix must deliver to Agent, subject to the pledge and security interest created hereby, funds as Cash Collateral then needed (if any) to cause the Value of the Collateral to be no less than the Minimum Collateral Value. Each delivery of funds required by the preceding sentence must be received by Agent no later than 12:00 noon (San Francisco time) on the Base Rent Date it is required; if received after 12:00 noon it will be considered for purposes of the Lease as received on the next following Business Day. At least ten (10) Business Days prior to any Base Rent Date upon which it is expected that Informix will be required to deliver additional funds pursuant to this Section, Informix shall notify BNPLC, Agent and each of the Participants thereof and of the amount Informix expects to deliver to Agent as Cash Collateral on the applicable Base Rent Date. In addition to required deliveries of Cash Collateral as provided in the foregoing provisions, Informix may on any date (whether or not a Base Rent Date) deliver additional Cash Collateral to Agent as necessary to prevent any Default from becoming an Event of Default. Upon receipt of any funds delivered to it by Informix as Cash Collateral, Agent shall immediately deposit the same with the Deposit Takers in accordance with the requirements of Sections 0 and 0 below.

     Section 5.2 Transition Account. Pending deposit in the Accounts or other application as provided herein, all Cash Collateral received by Agent shall be credited to and held by Agent in an account (the "Transition Account") styled "Informix Collateral Account, held for the benefit of BNPLC and the Participants," separate and apart from all other property and funds of Informix or other Persons, and no other property or funds shall be deposited in the Transition Account. The books and records of Agent shall reflect that the Transition Account and all Cash Collateral on deposit therein are owned by Informix, subject to a pledge and security interest in favor of Agent for the benefit of BNPLC and Participants.

     Section 5.3 Allocation of Cash Collateral Among Deposit Takers. Funds received by Agent from Informix as Cash Collateral will be allocated for deposit among the Deposit Takers as follows:

     first, to the extent possible the funds will be allocated as required to rectify and prevent any Collateral Imbalance; and

     second, the funds will be allocated to the Deposit Taker for BNPLC, unless the Deposit Taker for BNPLC has become a Disqualified Deposit Taker, in which case the funds will be allocated to other Deposit Takers who are not Disqualified Deposit Takers as Agent deems appropriate.

Further, if for any reason a Collateral Imbalance is determined by Agent to exist, Agent shall, as required to rectify or mitigate the Collateral Imbalance, promptly reallocate Collateral among Deposit Takers by withdrawing Cash Collateral from some Accounts and redepositing it in other Accounts. (If any party to this Agreement believes that the Value of the Accounts held by a particular Deposit Taker causes a Collateral Imbalance to exist, that party will promptly notify BNPLC, Informix and Agent.) Subject to the foregoing, and provided that Agent does not thereby create or exacerbate a Collateral Imbalance, Agent may withdraw and redeposit Cash Collateral in order to reallocate the same among Deposit Takers from time to time as Agent deems appropriate. For purposes of illustration only, examples of the allocations required by this Section are set forth in Attachment 4.

     Section 5.4 Issuance and Redemption of Certificates of Deposit. Upon the receipt of any deposit of Cash Collateral from Agent, each Deposit Taker shall issue a Certificate of Deposit evidencing the Account into which such deposit is made and deliver such Certificate of Deposit to Agent for the benefit of BNPLC and the Participants. Upon depositing any Cash Collateral into an Account that is already evidenced by an outstanding Certificate of Deposit, Agent will surrender the outstanding Certificate of Deposit, and in exchange the Deposit Taker receiving the deposit will issue a new Certificate of Deposit, evidencing the total amount of Cash Collateral in the Account after the deposit. A Deposit Taker that has issued a Certificate of Deposit may require the surrender of the Certificate of Deposit as a condition to a withdrawal from the Account evidenced thereby, including any withdrawal required or permitted by this Agreement. Upon surrender of a Certificate of Deposit in connection with a withdrawal of less than all of the Cash Collateral in the Account evidenced thereby, the applicable Deposit Taker will concurrently issue a new Certificate of Deposit to Agent, evidencing the balance of the Cash Collateral remaining on deposit in the Account after the withdrawal. Notwithstanding the foregoing, if any Certificate of Deposit held by Agent shall be destroyed, lost or stolen, the Deposit Taker that issued the Certificate, upon the written request of Agent, shall issue a new Certificate of Deposit to Agent in lieu of and in substitution for the Certificate of Deposit so destroyed, lost or stolen. However, as applicant for the substituted Certificate of Deposit, Agent must indemnify the applicable Deposit Taker against any liability on the Certificate of Deposit destroyed, lost or stolen, and Agent shall furnish to the Deposit Taker an affidavit of an officer of Agent setting forth the fact of destruction, loss or theft and confirming the status of Agent as holder of the Certificate of Deposit immediately prior to the destruction, loss or theft. If any Certificate of Deposit held by Agent shall become mutilated, the Deposit Taker that issued the Certificate, upon the written request of Agent, shall issue a new Certificate of Deposit to Agent in exchange and substitution for the mutilated Certificate of Deposit. Agent shall hold all Certificates of Deposit for the benefit of BNPLC and the Participants, subject to the pledge and security interest created hereby.

     Section 5.5 Status of the Accounts Under the Reserve Requirement Regulations. Deposit Takers shall be permitted to structure the Accounts as nonpersonal time deposits under 12 C.F.R., Part II, Chapter 204 (commonly known as "Regulation D"). Accordingly, each Deposit Taker may require at least seven days advance notice of any withdrawal or transfer of funds from Accounts it maintains and may limit the number of withdrawals or transfers from such Accounts to no more than six in any calendar month, notwithstanding anything to the contrary herein or in any deposit agreement that Informix and any Deposit Taker may enter into with respect to any Account. As necessary to satisfy the seven days notice requirement with respect to withdrawals by Agent when required by Informix pursuant to the provisions below, Agent shall notify Deposit Takers promptly after receipt of any notice from Informix described in subsection 0 or 0 or in Section 0.

     Section 5.6 Acknowledgment by Informix that Requirements of this Pledge Agreement are Commercially Reasonable. Informix acknowledges and agrees that the requirements set forth herein concerning receipt, deposit, withdrawal, allocation, application and distribution of Cash Collateral by Agent, including the requirements and time periods set forth in the next Article, are commercially reasonable.


6     Withdrawal of Cash Collateral.  Informix may not withdraw Cash
Collateral, except as follows:

     Section 6.1 Withdrawal of Collateral Prior to the Designated Sale Date. Informix may require Agent to present Certificates of Deposit for payment and withdraw Cash Collateral from Accounts on any date prior to the Designated Sale Date and to deliver such Cash Collateral to Informix, free and clear of all liens and security interests hereunder; provided, however, that in each case:

          6.1.1 Such withdrawal and delivery of the Cash Collateral to Informix will not cause the Value of the remaining Collateral to be less than the Minimum Collateral Value.

          6.1.2 by a notice in the form of Attachment 5, Informix must give Agent, BNPLC and the Participants notice of the required withdrawal at least ten (10) Business Days prior to the date upon which the withdrawal is to occur.

          6.1.3 No Default or Event of Default shall have occurred and be continuing at the time Informix gives the notice required by the preceding subsection or on the date upon which the withdrawal is required.

          6.1.4 Informix must pay to Agent any and all costs incurred by Agent in connection with the withdrawal, including (if applicable) any early withdrawal penalties and other breakage charges specified at or prior to the time any Account was initially established.

          6.1.5 Agent shall determine the Accounts from which to make any withdrawal required by Informix pursuant to this Section as necessary to prevent or mitigate any Collateral Imbalance.

     Section 6.2 Withdrawal and Application of Cash Collateral to Reduce or Satisfy the Secured Obligations to the Participants. To reduce the Purchase Price under and as defined in the Purchase Agreement (and, thus, the Secured Obligations), Informix may require Agent to withdraw a percentage (equal to the aggregate of all Participants' Percentages) of the total Cash Collateral then held by or for Agent pursuant to this Agreement on the Designated Sale Date (regardless of whether an Event of Default shall have occurred and be continuing on the Designated Sale Date) and to deliver the same, free and clear of all liens and security interests hereunder, directly to the Participants in proportion to their respective Percentages; provided, that:

          6.2.1 by a notice in the form of Attachment 6, Informix must have notified Agent, BNPLC and each of the Participants of the required withdrawal and payment to Participants at least ten (10) Business Days prior to the Designated Sale Date upon which it is to occur; and

          6.2.2 the required withdrawal shall be made as determined by Agent, first, from the Accounts maintained by the Deposit Takers for the Participants, and then (to the extent necessary) from other Accounts.

     Section 6.3 Withdrawal and Application of Cash Collateral to Reduce or Satisfy the Secured Obligations to BNPLC. To satisfy Informix's Purchase Agreement Obligations, Informix may require Agent to withdraw any Cash Collateral held by the Deposit Taker for BNPLC pursuant to this Agreement on the Designated Sale Date (regardless of whether an Event of Default shall have occurred and be continuing on the Designated Sale Date) and to deliver the same, free and clear of all liens and security interests hereunder, directly to BNPLC as a payment on behalf of Informix of amounts due under the Purchase Agreement; provided, that by a notice in the form of Attachment 7, Informix must have notified Agent and BNPLC of the required withdrawal and payment to BNPLC at least ten (10) Business Days prior to the Designated Sale Date.

     Section 6.4 Withdrawal of Cash Collateral From Accounts Maintained by Disqualified Deposit Takers. Informix may from time to time require Agent to withdraw any or all Cash Collateral from any Account maintained by a Disqualified Deposit Taker and deposit it, still subject to the pledge and grant of security interest hereunder, with other Deposit Takers who are not Disqualified Deposit Takers (in accordance with the requirements of Section 0 and 0) on any date prior to the Designated Sale Date; provided, that by a notice in the form of Attachment 8, Informix must have notified Agent, BNPLC and each of the Participants of the required withdrawal at least ten (10) Business Days prior to the date upon which it is to occur.

     Section 6.5 Withdrawal and Application of Cash Collateral to Pay the Release Price Required by Paragraph 9(b) of the Lease. To pay the Release Price under and as defined in the Lease (and to thereby reduce Stipulated Loss Value under and as defined in the Lease, which will in turn reduce the Secured Obligations), Informix may require Agent to present Certificates of Deposit for payment and withdraw Cash Collateral from Accounts on any date the Release Price must be paid and to deliver such Cash Collateral to BNPLC for application against the Release Price then due, free and clear of all liens and security interests hereunder; provided, however, that in each case:

          6.5.1 Such withdrawal and delivery of the Cash Collateral to BNPLC will not cause the Value of the remaining Collateral to be less than the Minimum Collateral Value (computed after any payment of the Release Price in connection therewith).

          6.5.2 by a notice in the form of Attachment 9, Informix must give Agent, BNPLC and the Participants notice of the required withdrawal at least ten (10) Business Days prior to the date upon which the withdrawal is to occur.

          6.5.3 No Default or Event of Default shall have occurred and be continuing at the time Informix gives the notice required by the preceding subsection or on the date upon which the withdrawal is required.

          6.5.4 Informix must pay to Agent any and all costs incurred by Agent in connection with the withdrawal, including (if applicable) any early withdrawal penalties and other breakage charges specified at or prior to the time any Account was initially established.

          6.5.5 Agent shall determine the Accounts from which to make any withdrawal required by Informix pursuant to this Section as necessary to prevent or mitigate any Collateral Imbalance.


7     Representations and Covenants of Informix.

     Section 7.1 Representations of Informix. Informix represents to BNPLC, Agent and the Participants as follows:

          7.1.1 Informix is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Informix acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Informix acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral.

          7.1.2 Agent has (or in the case of after-acquired Collateral, at the time Informix acquires rights therein, will have) a valid, first priority, perfected pledge of and security interest in the Collateral, regardless of the characterization of the Collateral as deposit accounts, instruments or general intangibles under the UCC, but assuming that the representations of each Deposit Taker in its Deposit Taker's Acknowledgment and Agreement are true.

          7.1.3 Informix has delivered to Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all documents, instruments and agreements evidencing Accounts, Certificates of Deposit or Cash
Collateral.

          7.1.4 Informix's chief executive office is located at the address of Informix set forth in Section 12.1(b) hereof.

          7.1.5 To the knowledge of Informix, neither the ownership or the intended use of the Collateral by Informix, nor the pledge of Accounts or the grant of the security interest by Informix to Agent herein, nor the exercise by Agent of its rights or remedies hereunder, will (i) violate any provision of (a) Applicable Law, (b) the articles or certificate of incorporation, charter or bylaws of Informix, or (c) any agreement, judgment, license, order or permit applicable to or binding upon Informix, or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of Informix except as expressly contemplated in this Agreement. Except as expressly contemplated in this Agreement, to the knowledge of Informix no consent, approval, authorization or order of, and no notice to or filing with any court, governmental authority or third party is required in connection with the pledge or grant by Informix of the security interest contemplated herein or the exercise by Agent of its rights and remedies hereunder.

     Section 7.2 Covenants of Informix. Informix hereby agrees as follows:

          7.2.1 Informix, at Informix's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Agent may request, to establish, maintain, preserve, protect and perfect the Collateral, the pledge thereof to Agent or the security interest granted to Agent therein and the first priority of such pledge or security interest or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Informix shall (A) procure, execute and deliver to Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Agent, (B) deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper and (C) cause the security interest of Agent in any Collateral consisting of securities to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Agent.

          7.2.2 Informix shall not use or permit any Collateral to be used in violation of any provision of the this Agreement or any other Transaction Document or any Applicable Law.

          7.2.3 Informix shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral (but this provision shall not be construed to make Informix for taxes on net income earned by any Deposit Taker).

          7.2.4 Without thirty (30) days' prior written notice to Agent, Informix shall not change Informix's name or place of business (or, if Informix has more than one place of business, its chief executive office).

          7.2.5 Informix shall appear in and defend, on behalf of Agent, any action or proceeding which may affect Informix's title to or Agent's interest in the Collateral.

          7.2.6 Subject to the express rights of Informix under Article 0, Informix shall not surrender or lose possession of (other than to Agent or a Deposit Taker pursuant hereto), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein, and Informix shall keep the Collateral free of all Liens.

          7.2.7 Informix will not take any action which would in any manner impair the value or enforceability of Agent's pledge of or security interest in any Collateral, nor will Informix fail to take any action which is required to prevent (and which Informix knows is required to prevent) an impairment of the value or enforceability of Agent's pledge of or security interest in any Collateral.

          7.2.8 Informix shall pay (and shall indemnify and hold harmless Agent from and against) all Losses incurred by Agent in connection with or because of (A) the interest acquired by Agent in any Collateral pursuant to this Agreement, or (B) the negotiation or administration of this Agreement, whether such Losses are incurred at the time of execution of this Agreement or at any time in the future. Costs and expenses included in such Losses may include, without limitation, all filing and recording fees, taxes, Uniform Commercial Code search fees and Attorneys' Fees incurred by Agent with respect to the Collateral. As used in this subsection the term "Agent" shall refer not only to the Person designated as such in the introductory paragraph of this Agreement, but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

8     Authorized Action by Agent.  Informix hereby irrevocably appoints
Agent as its attorney-in-fact for the purpose of authorizing Agent to perform (but Agent shall not be obligated to and shall incur no liability to Informix or any third party for failure to perform) any act which Informix is obligated by this Agreement to perform, and to exercise, consistent with the other provisions of this Agreement, such rights and powers as Informix might exercise with respect to the Collateral during any period in which a Default or Event of Default has occurred and is continuing, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of Informix relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder. Informix agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be obligated to Informix to give any notice or take any action to preserve rights against any other Person in connection with the Secured Obligations or with respect to the Collateral.

9     Default and Remedies.  In addition to all other rights and remedies granted to Agent, BNPLC or the Participants by this Agreement, the Lease, the Purchase Agreement, the Participation Agreement, the UCC and other Applicable Laws, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies, all of which will be in furtherance of its rights as a secured party under the UCC:

          (a) Agent may collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce the pledge of or security interests in any or all Collateral in any manner permitted by Applicable Law or in this Agreement; and

          (b) Agent may notify any or all Deposit Takers to pay all or any portion of the Collateral held by such Deposit Taker(s) directly to Agent.

Agent shall distribute the proceeds of all Collateral received by Agent after the occurrence of an Event of Default to BNPLC and the Participants for application to the Secured Obligations. If any proceeds of Collateral remain after all Secured Obligations have been paid in full, Agent will deliver or direct the Deposit Takers to deliver such proceeds to Informix or other Persons entitled thereto. In any case where notice of any sale or disposition of any Collateral is required, Informix hereby agrees that seven (7) Business Days notice of such sale or disposition is reasonable.


10     Other Recourse.  To the fullest extent permitted by applicable law, Informix waives any right to require that Agent, BNPLC or the Participants proceed against any other Person, exhaust any Collateral or other security for the Secured Obligations, or to have any Other Liable Party joined with Informix in any suit arising out of the Secured Obligations or this Agreement, or pursue any other remedy in their power. Informix waives any and all notice of acceptance of this Agreement. Informix further waives notice of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any Other Liable Party from time to time and any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. Until all of the Secured Obligations shall have been paid in full, Informix shall have no right to subrogation, reimbursement, contribution or indemnity against any Other Liable Party and Informix waives the right to enforce any remedy which Agent, BNPLC or any Participant has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Agent, BNPLC or any Participant. Informix authorizes Agent, BNPLC and the Participants, without notice or demand and without any reservation of rights against Informix and without affecting Informix's liability hereunder or on the Secured Obligations, from time to time to (a) take or hold any other property of any type from any other Person as security for the Secured Obligations, and exchange, enforce, waive and release any or all of such other property, (b) after any Event of Default, apply or require the application of the Collateral (in accordance with this Agreement) or such other property in any order they may determine and to direct the order or manner of sale thereof as they may determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party with respect to any or all of the Secured Obligations or other security for the Secured Obligations, and (d) release or substitute any Other Liable Party.


11     Provisions Concerning Agent.  In the event of any conflict between the following and other provisions in this Agreement, the following will control:

     Section 11.1 Appointment and Authority. BNPLC and each Participant hereby irrevocably authorizes Agent, and Agent hereby undertakes, to take all actions and to exercise such powers under this Agreement as are specifically delegated to Agent by the terms hereof, together with all other powers reasonably incidental thereto. The relationship of Agent to the Participants is only that of one commercial bank acting as collateral agent for others, and nothing herein shall be construed to constitute Agent a trustee or other fiduciary for any Participant or anyone claiming through or under a Participant nor to impose on Agent duties and obligations other than those expressly provided for in this Agreement. With respect to any matters not expressly provided for in this Agreement and any matters which this Agreement places within the discretion of Agent, Agent shall not be required to exercise any discretion or take any action, and it may request instructions from BNPLC and Participants with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Participants in so acting or refraining from acting) upon the instructions of the Majority, as defined in the Participation Agreement, including itself as a Participant and BNPLC; provided, however, that Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to this Agreement or the other documents referenced herein or to Applicable Law.

     Section 11.2 Exculpation, Agent's Reliance, Etc. Neither Agent nor any of its directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement, INCLUDING THEIR NEGLIGENCE OF ANY KIND, except that this sentence shall not excuse any such Person from liability for its own Misconduct. Without limiting the generality of the foregoing, Agent (1) may treat the rights of any Participant under its Participation Agreement as continuing until Agent receives written notice of the assignment or transfer of those rights in accordance with such Participation Agreement, signed by such Participant and in form satisfactory to Agent; (2) may consult with legal counsel (including counsel for Informix), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, unless the action taken or omitted constitutes Misconduct; (3) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made in or in connection with this Agreement or the other documents referenced herein; (4) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Transaction Documents on the part of any party thereto, or to inspect the property (including the books and records) of any party thereto; (5) shall not be responsible to any Participant for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Transaction Document or any instrument or document furnished in connection therewith; (6) may rely upon the representations and warranties of Informix, Participants and Deposit Takers in exercising its powers hereunder; and (6) shall incur no liability under or in respect of the Transaction Documents by acting upon any notice, consent, certificate or other instrument or writing (including any telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

     Section 11.3 Participant's Credit Decisions. Each Participant acknowledges that it has, independently and without reliance upon Agent or any other Participant, made its own analysis of Informix and the transactions contemplated hereby and its own independent decision to enter into the Transaction Documents to which it is a party. Each Participant also acknowledges that it will, independently and without reliance upon Agent or any other Participant and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents.

     Section 11.4 Indemnity. Each Participant agrees to indemnify Agent (to the extent not reimbursed by Informix within ten (10) days after demand) from and against such Participant's Percentage of any and all Losses of any kind or nature whatsoever which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Transaction Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LOSSES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY AGENT, PROVIDED ONLY THAT NO PARTICIPANT SHALL BE OBLIGATED UNDER THIS SECTION TO INDEMNIFY AGENT FOR THAT PORTION, IF ANY, OF ANY LOSS WHICH IS PROXIMATELY CAUSED BY AGENT'S OWN INDIVIDUAL MISCONDUCT, AS DETERMINED IN A FINAL JUDGMENT RENDERED AGAINST AGENT. Cumulative of the foregoing, each Participant agrees to reimburse Agent promptly upon demand for such Participant's Percentage Share of any costs and expenses to be paid to Agent by Informix hereunder to the extent that Agent is not timely reimbursed by Informix as provided in the subsection 0. As used in this Section the term "Agent" shall refer not only to the Person designated as such in the introductory paragraph of this Agreement, but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

     Section 11.5 Rights as Participant and Deposit Taker. In its capacity as a Participant, Agent shall have the same rights and obligations as any Participant and may exercise such rights as though it were not Agent. In its capacity as a Deposit Taker, Agent shall have the same rights and obligations as any Deposit Taker and may exercise such rights as though it were not Agent. Agent and any of its Affiliates may accept deposits from, lend money to, act as Trustee under indentures of, and generally engage in any kind of business with Informix or its Affiliates, all as if Agent were not designated as the Agent hereunder and without any duty to account therefor to any other Participant.

     Section 11.6 Investments. Whenever Agent in good faith determines that it is uncertain about how to distribute any funds which it has received hereunder, or whenever Agent in good faith determines that there is any dispute among BNPLC and Participants about how such funds should be distributed, Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Agent is otherwise required to invest funds pending distribution, Agent shall invest such funds pending distribution, all interest on any such investment shall be distributed upon the distribution of such investment and in the same proportion and to the same Persons as such investment. All moneys received by Agent for distribution to BNPLC or Participants shall be held by Agent pending such distribution solely as Agent hereunder, and Agent shall have no equitable title to any portion thereof.

     Section 11.7 Benefit of Section 0. The provisions of this Article 0 (other than the following Section 0) are intended solely for the benefit of Agent, BNPLC and Participants, and Informix shall not be entitled to rely on any such provision or assert any such provision in a claim or defense against Agent, BNPLC or any Participant. Agent, BNPLC and Participants may waive or amend such provisions as they desire without any notice to or consent of Informix.

     Section 11.8 Resignation. Agent may resign at any time by giving written notice thereof to BNPLC, Participants and Informix. Upon any such resignation the Majority (as defined in the Participation Agreement) shall have the right to appoint a successor Agent, subject to Informix's consent, such consent not to be unreasonably withheld. A successor must be appointed for any retiring Agent, and such Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Agent's resignation, no successor Agent has been appointed and has accepted such appointment, then the retiring Agent may appoint a successor Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder, the provisions of this Article 0 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

12     Miscellaneous.

     Section 12.1 Payments. All payments and deliveries of funds required to be made by Informix to Agent hereunder shall be paid or delivered to Agent in immediately available funds by wire transfer to:

                    Federal Reserve Bank of San Francisco
                    Account:     Banque Nationale de Paris (for further
                                 credit to Informix Collateral Account
                                 held for the benefit of BNPLC and
                                 Participants)
                    ABA #:       121027234
                    Reference:   Informix (Receipts of Collateral).

or at such other place and in such other manner as Agent may designate in a notice sent to Informix in accordance herewith (provided BNPLC will not unreasonably designate a method of payment other than wire transfer). Time is of the essence as to all payments and deliveries of funds by Informix to Agent under this Agreement. Any payments or return of funds required to be made by Agent to Informix pursuant to this Agreement shall be paid to Informix in immediately available funds by wire transfer to: Informix Software, Inc., Account No.: 12330-09815, Bank of America, 1850 Gateway Boulevard, Concord, California 94520, ABA#: 121000358; or as Informix may otherwise direct by written notice sent to Agent in accordance herewith (provided Informix will not unreasonably designate a method of payment other than wire transfer).

     Section 12.2 Notices. All notices, demands and other communications to be made hereunder to the parties hereto shall be in writing (at the addresses set forth below) and shall be given by any of the following means: (A) personal service, with proof of delivery or attempted delivery retained; (B) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by United States first class mail, return receipt requested); or (C) registered or certified first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice or other communication sent pursuant to clause (A) or (C) hereof shall be deemed received (whether or not actually received) upon first attempted delivery at the proper notice address on any Business Day between 9:00 A.M. and 5:00 P.M., and any notice or other communication sent pursuant to clause (B) hereof shall be deemed received upon dispatch by electronic means.

                    Address of Informix:

                    Informix Corporation
                    4100 Bohannon Drive
                    Menlo Park, California 94025
                    Attn: Treasurer
                    Telecopy: (415) 926-6564

                    With a copy to:

                    Wilson, Sonsini, Goodrich & Rosati
                    650 Page Mill
                    Palo Alto, California  94304-1050
                    Attention:  Real Estate Department/BOB
                    Telecopy: (415) 493-6811

                    Address of BNPLC:

                    BNP Leasing Corporation
                    717 North Harwood Street
                    Suite 2630
                    Dallas, Texas 75201
                    Attention: Lloyd Cox
                    Telecopy: (214) 969-0060

                    With a copy to:

                    Banque Nationale de Paris, San Francisco
                    180 Montgomery Street
                    San Francisco, California 94104
                    Attention: Jennifer Cho or
                               Rafael Lumanlan
                    Telecopy: (415) 296-8954

                    And with a copy to:

                    Clint Shouse
                    Thompson & Knight, P.C.
                    1700 Pacific Avenue
                    Suite 3300
                    Dallas, Texas 75201
                    Telecopy: (214) 969-1550

                    Address of Agent:

                    Banque Nationale de Paris, San Francisco
                    180 Montgomery Street
                    San Francisco, California 94104
                    Attention: Jennifer Cho or
                               Rafael Lumanlan
                    Telecopy: (415) 296-8954

                    With a copy to:

                    Clint Shouse
                    Thompson & Knight, P.C.
                    1700 Pacific Avenue
                    Suite 3300
                    Dallas, Texas 75201
                    Telecopy: (214) 969-1550

                    Address of Participants:

                    As set forth in Schedule 1
                    to the Participation Agreement


     Section 12.3 Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only in writing and signed by the parties hereto. No failure or delay by Agent, BNPLC or any Participant in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     Section 12.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Informix, Agent, BNPLC and the Participants which become parties hereto and their respective permitted successors and assigns pursuant to a Permitted Transfer; provided, however, that Participants may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Participation Agreement and the Lease.

     Section 12.5 Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

     Section 12.6 Cumulative Rights, etc. Except as herein expressly provided to the contrary, the rights, powers and remedies of Agent, BNPLC and the Participants under this Agreement shall be in addition to all rights, powers and remedies given to them by virtue of any Applicable Law, any other Transaction Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing their respective rights hereunder. Informix waives any right to require Agent, BNPLC or any Participant to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's, BNPLC's or such Participant's power.

     Section 12.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

     Section 12.8 Survival of Agreements. All representations and warranties of Informix herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Transaction Documents and the creation of the Secured Obligations and continue until terminated or released as provided herein.

     Section 12.9 Other Liable Party. Neither this Agreement nor the exercise by Agent or the failure of Agent to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Secured Obligations or any deficiency thereon. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of any other agreement evidencing or securing the Secured Obligations to which Informix or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, or any other event or proceeding affecting any Other Liable Party.

     Section 12.10 Termination. Following the Designated Sale Date, upon satisfaction in full of all Secured Obligations and upon written request for the termination hereof delivered by Informix to Agent, (i) this Agreement and the pledge and security interest created hereby shall terminate and all rights to the Collateral shall revert to Informix and
(ii) Agent will, upon Informix's request and at Informix's expense execute and deliver to Informix such documents as Informix shall reasonably request to evidence such termination and release.

     Section 12.11 Counterparts. This Agreement may be separately executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Pledge Agreement.


     [The signature pages follow.]

     IN WITNESS WHEREOF, Informix, BNPLC, Agent and the Participants whose signatures appear below have caused this Agreement to be executed as of the day and year first above written.



     "Informix"

     INFORMIX CORPORATION


     By: /s/Margaret R. Brauns
        Margaret Brauns, Vice President and Treasurer

[Continuation of signature pages to Pledge Agreement dated to be effective January 6, 1997]



     "BNPLC"

     BNP LEASING CORPORATION


     By:  /s/Lloyd G. Fox
        Lloyd G. Cox, Vice President

[Continuation of signature pages to Pledge Agreement dated to be effective January 6, 1997]



     "AGENT"

     BANQUE NATIONALE DE PARIS


     By:  /s/Jennifer Cho
        Jennifer Cho, Vice President


     By:  /s/Charles Day
        Charles Day, Assistant Vice President




     "PARTICIPANT"

     BANQUE NATIONALE DE PARIS


     By:  /s/Jennifer Cho
        Jennifer Cho, Vice President



     By:  /s/Charles Day
        Charles Day, Assistant Vice President

     ATTACHMENT 1
     TO PLEDGE AGREEMENT

     CERTIFICATE OF DEPOSIT

     (No. _________)



                                                  [_________, _____]


[NAME OF THE ISSUING
DEPOSIT TAKER AND THE
ADDRESS OF ITS APPLICABLE
ACCOUNT OFFICE]



Payable to
the order of:     BANQUE NATIONALE DE PARIS, as Agent under the Pledge
                  Agreement dated January 6, 1997 between it, BNP
                  Leasing Corporation, Informix Corporation and others

                                                               Dollars
in current funds, without interest, seven days after presentment of this certificate properly endorsed.



     The bank issuing this certificate certifies that on the date indicated above the payee deposited the dollar amount indicated above, and that such amount shall be payable as provided above.



                                             Authorized Signature



     ATTACHMENT 2
     TO PLEDGE AGREEMENT

     SUPPLEMENT TO PLEDGE AGREEMENT

     [__________, ____]

Banque Nationale de Paris
____________________
____________________
____________________


Informix Corporation
____________________
____________________
____________________


     1. Reference is made to the Pledge Agreement dated as of January 6, 1997 (the "Pledge Agreement") among Informix Corporation ("Informix"), BNP Leasing Corporation ("BNPLC"), the financial institutions which are from time to time participants under and as defined in such Pledge Agreement (collectively, the "Participants") and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants (in such capacity, "Agent"). Unless otherwise defined herein, all capitalized terms used in this Supplement have the respective meanings given to those terms in the Pledge Agreement.

     2. The undersigned hereby certifies to Agent and Informix that the undersigned has become a party to the Participation Agreement by executing a supplement as provided therein and that its Percentage thereunder is ______%.

     3. The undersigned, by executing and delivering this Supplement to Informix and Agent, hereby agrees to become a party to the Pledge Agreement and agrees to be bound by all of the terms thereof applicable to Participants. The Deposit Taker for the undersigned shall be _________________, until such time as another Deposit Taker for the undersigned shall be designated in accordance with Sections 0 or 0 of the Pledge Agreement. The undersigned certifies to Agent and Informix that such Deposit Taker is a Qualified Deposit Taker and satisfies the requirements for a Deposit Taker set forth in Section 0 of the Pledge Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Supplement as of the day and year indicated above.



                              [                              ]



                              By:
                                 Name:
                                 Title:

     ATTACHMENT 3
     TO PLEDGE AGREEMENT

     NOTICE OF SECURITY INTEREST

     [_________, _____]



[Name of Deposit Taker]
[Address of Deposit Taker]



     1. Reference is made to the Pledge Agreement dated as of January 6, 1997 (the "Pledge Agreement") among Informix Corporation ("Informix"), BNP Leasing Corporation ("BNPLC"), the financial institutions which are from time to time Participants under and as defined in such Pledge Agreement (collectively, the "Participants") and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants (in such capacity, "Agent"). Unless otherwise defined herein, all capitalized terms used in this Supplement have the respective meanings given to those terms in the Pledge Agreement.

     2. Informix has informed Agent that Informix has established with the addressee of this Notice (the "Deposit Taker") the following non-interest bearing Account(s) to be maintained at the following
Account Office(s):


         Account                 Account           Account
          Type                   Office             Number

     Time Deposit
     Time Deposit
     Time Deposit


Informix has further informed Agent that Informix intends to maintain Cash Collateral in such Account(s), and that to evidence such Account(s) and the amount of Cash Collateral held therein from time to time, Informix has authorized the Deposit Taker to issue Certificates of Deposit payable to the order of Agent as provided in the Pledge
Agreement.

     3. Informix and Agent hereby notify Deposit Taker that, pursuant to the Pledge Agreement, Informix has granted to Agent, for the ratable benefit of BNPLC and the Participants as security for the Secured Obligations, a pledge of and security interest in all Accounts and other Collateral maintained by Informix with Deposit Taker, including the Account(s) described in paragraph 2 above.

     4. In furtherance of such grant, Informix and Agent hereby authorize and direct Deposit Taker to:

          (a) hold all Collateral for Agent and as Agent's bailee, separate and apart from all other property and funds of Informix and all other Persons and to permit no other funds to be deposited or credited to the Account(s);

          (b) make a notation in its books and records of the interest of Agent in the Collateral and that the Account(s) and all deposits therein or sums credited thereto are subject to a pledge and security interest in favor of Agent;

          (c) issue and redeem Certificates of Deposit evidencing the Account(s), as directed by Agent pursuant to the Pledge Agreement;

          (d) take such other steps as Agent may reasonably request to record, maintain, validate and perfect its pledge of and security interest in the Collateral; and

          (e) upon receipt of notice from Agent that an Event of Default has occurred, transfer and deliver to Agent or its nominee, together with all necessary endorsements, all or such portion of the Collateral held by Deposit Taker as Agent shall direct; provided, however, that in connection therewith the Deposit Taker may require compliance by Agent with the provisions in Section 0 of the Pledge Agreement for redemption of any outstanding Certificates of Deposit which evidence the Account(s).

     5. Informix and Agent agree that (a) the possession by Deposit Taker of all money, instruments, chattel paper and other property constituting Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent hereunder pursuant to Section 9305, 8313 or 8321 of the UCC, as the case may be, and (b) notifications by Deposit Taker to other Persons holding any such property, and acknowledgements, receipts or confirmations from such Persons delivered to Deposit Taker, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Deposit Taker for the benefit of Agent for the purposes of perfecting such security interests under applicable law.

     6. As contemplated by the Pledge Agreement, please acknowledge Deposit Taker's receipt of, and consent to, this notice and confirm the representations and agreements set forth in the Acknowledgement and Agreement attached hereto by executing the same and returning this letter to Agent. For your files, a copy of this letter is enclosed which you may retain. The authorizations and directions set forth herein may not be revoked or modified without the written consent of Agent.

          "AGENT"

          BANQUE NATIONALE DE PARIS


          By:
             Name:
             Title:


          By:
             Name:
             Title:


          "Informix"

          INFORMIX CORPORATION


          By:
             Name:
             Title:

     ACKNOWLEDGEMENT AND AGREEMENT

     OF DEPOSIT TAKER


     Deposit Taker hereby acknowledges receipt of, and consents to, the above notice, acknowledges that it will hold the Collateral for Agent and as Agent's bailee, agrees to comply with the authorizations and directions set forth above and represents to and agrees with Informix and Agent as follows:

          (a) Deposit Taker is a commercial bank, organized under the laws of the United States of America or a state thereof or under the laws of another country which is doing business in the United States of America. Deposit Taker is authorized to maintain deposit accounts for others through the Account Offices specified in the above notice, and Deposit Taker will not move the accounts described in the above notice to other offices without the prior written authorization of Agent and Informix.

          (b) Deposit Taker has a combined capital, surplus and undivided profits of at least $500,000,000.

          (c) The information set forth above regarding the Account(s) is accurate. Such Account(s) is (are) currently open and Deposit Taker has no prior notice of any other pledge, security interest, Lien, adverse claim or interest in such Account(s).

          (d) To the knowledge of the undersigned representative of Deposit Taker, all actions necessary to perfect the pledge to Agent of and security interest of Agent in such Account(s) have been taken under the laws of the jurisdiction in which the applicable Account Office(s) is (are) located.

          (e) Deposit Taker shall promptly notify Informix and Agent if the representations made by Deposit Taker above cease to be true and correct.

          (f) Deposit Taker shall not (i) allow the withdrawal of funds from any Account by any Person other than Agent or (ii) without in each case first obtaining the prior written authorization of Agent, setoff or attempt to setoff any amounts owed to Deposit Taker, including any Secured Obligations, against any Collateral held from time to time by Deposit Taker.

                              [                              ]


                              By:
                                 Name:
                                 Title:

     [Date]

     ATTACHMENT 4

     TO PLEDGE AGREEMENT

EXAMPLES OF CALCULATIONS REQUIRED
TO AVOID A COLLATERAL IMBALANCE

     The examples below are provided to illustrate the calculations required for allocations of Cash Collateral in a manner that will avoid a Collateral Imbalance. The examples are not intended to reflect actual numbers under this Pledge Agreement or actual Percentages of BNPLC or any of the Participants; nor are the examples intended to provide a formula for the allocations that would be appropriate in every case.
The examples also reflect adjustments that would be appropriate if the Collateral Percentage were adjusted from time to time, although this Agreement provides that such percentage is to remain at 100% so long as this Agreement remains in force.

     EXAMPLE NO. 1

Assumptions:

1. Two Participants ("Participant A" and "Participant B") are parties to the Participation Agreement with BNPLC. Participant A's Percentage is 50% and Participant B's Percentage is 45%, leaving BNPLC with a Percentage of 5%.

2. On the date of this Pledge Agreement, the Initial Funding Advance under the Lease was provided as follows, resulting in a Stipulated Loss Value of $50,000,000:

     A.     Landlord's Parent (providing BNPLC's share) (5%)  $2,500,000
     B.     Participant A (50%)                               22,500,000
     C.     Participant B (45%)                               25,000,000

            TOTAL                                            $50,000,000

3. The Minimum Collateral Value on the date of this Pledge Agreement was $30,000,000 (reflecting a Collateral Percentage of 60% times
Stipulated Loss Value).


4. On the date of this Pledge Agreement, Informix delivered to Agent Cash Collateral of $30,000,000, equal to the Minimum Collateral Value, as required by Section 0 of this Pledge Agreement.

Allocation of Cash Collateral Required: To avoid a Collateral Imbalance under these assumptions, Agent would be required to allocate the $30,000,000 to the Deposit Takers for BNPLC and the Participants as follows:

  A.  BNPLC's Deposit Taker (5% of Minimum Collateral Value)  $1,500,000
  B.  Participant A's Deposit Taker                           15,000,000
       (50% of Minimum Collateral Value)
  C.  Participant B's  Deposit Taker                          13,500,000
       (45% of Minimum Collateral Value)
      TOTAL                                                  $30,000,000


     EXAMPLE NO. 2

Assumptions: Assume the same facts as in Example No. 1, and in addition assume that:

1. Effective as of the first Base Rent Date, Informix increased its Collateral Percentage from 60% to 80%, raising the Minimum Collateral Value to $40,000,000. Because of such increase, Informix also delivered an additional $10,000,000 as Cash Collateral to Agent on the first Base Rent Date, bringing the total of all Cash Collateral delivered by Informix to $40,000,000 as required by Section 0 of this Pledge Agreement.

2. Also effective as of the first Base Rent Date, a new Participant approved by Informix ("Participant C") became a party to the Pledge Agreement and the Participation Agreement, taking a Percentage of 20%. Simultaneously, Participant A and Participant B entered into supplements to the Participation Agreement which reduced their Percentages to 40% and 35%, respectively.

Allocation of Cash Collateral Required: To avoid a Collateral Imbalance under these assumptions, Agent would be required to allocate the Cash Collateral as required to leave the Deposit Takers for BNPLC and the Participants with the following amounts:

     A.     BNPLC's Deposit Taker                            $2,000,000
             (5% of Minimum Collateral Value)
     B.     Participant A's Deposit Taker                    16,000,000
             (40% of Minimum Collateral Value)
     C.     Participant B's Deposit Taker                    14,000,000
             (35% of Minimum Collateral Value)
     D.     Participant C's  Deposit Taker                    8,000,000
             (20% of Minimum Collateral Value)

            TOTAL                                           $40,000,000

Thus, to prevent a Collateral Imbalance, Agent would have to allocate the $10,000,000 of additional Cash Collateral it received on the first Base Rent Date as follows:

     A.     BNPLC's Deposit Taker                              $500,000
             ($2,000,000 less $1,500,000 already on deposit)
     B.     Participant A's Deposit Taker                     1,000,000
             ($16,000,000 less $15,000,000 already on deposit)
     C.     Participant B's Deposit Taker                       500,000
             ($14,000,000 less $13,500,000 already on deposit)
     D.     Participant C's  Deposit Taker                    8,000,000
             ($8,000,000 less $0 already on deposit)
            TOTAL                                           $10,000,000


     EXAMPLE NO. 3

Assumptions:  Assume the same facts as in Example No. 2, except that:

1. Instead of increasing its Collateral Percentage from 60% to 80%, Informix increased its Collateral Percentage to 70% on the first Base Rent Date, raising the Minimum Collateral Value to $35,000,000. Because of such increase, Informix delivered an additional $5,000,000 as additional Cash Collateral to Agent on the first Base Rent Date, bringing the total of all Cash Collateral delivered by Informix to $35,000,000 as required by Section 0 of this Pledge Agreement.

Allocation of Cash Collateral Required: To avoid a Collateral Imbalance under these assumptions, Agent would be required to allocate the Cash Collateral as required to leave the Deposit Takers for BNPLC and the Participants with the following amounts:

     A.     BNPLC's Deposit Taker                          $1,750,000
             (5% of Minimum Collateral Value)
     B.     Participant A's Deposit Taker                  14,000,000
             (40% of Minimum Collateral Value)
     C.     Participant B's Deposit Taker                  12,250,000
             (35% of Minimum Collateral Value)
     D.     Participant C's  Deposit Taker                  7,000,000
             (20% of Minimum Collateral Value)

            TOTAL                                         $35,000,000

Thus, to prevent a Collateral Imbalance, Agent would have to allocate the $5,000,000 of additional Cash Collateral it received on the first Base Rent Date as follows:

     A.     BNPLC's Deposit Taker                             $250,000
             ($1,750,000 less $1,500,000 already on deposit)
     B.     Participant A's Deposit Taker                   (1,000,000)
             ($14,000,000 less $15,000,000 already on deposit)
     C.     Participant B's Deposit Taker                   (1,250,000)
             ($12,250,000 less $13,500,000 already on deposit)
     D.     Participant C's  Deposit Taker                   7,000,000
             ($7,000,000 less $0 already on deposit)

            TOTAL                                           $5,000,000

NOTE: THE NEGATIVE AMOUNTS (IN PARENTHESIS) ABOVE REPRESENT REQUIRED WITHDRAWALS RATHER THAN DEPOSITS. AS EXAMPLE NO. 3 ILLUSTRATES, TO AVOID A COLLATERAL IMBALANCE AGENT MAY FROM TIME TO TIME HAVE TO WITHDRAW CASH COLLATERAL HELD BY THE DEPOSIT TAKER FOR ONE PARTICIPANT AND DEPOSIT IT IN AN ACCOUNT MAINTAINED BY A DEPOSIT TAKER FOR ANOTHER PARTICIPANT.

     ATTACHMENT 5

     TO PLEDGE AGREEMENT

NOTICE OF INFORMIX'S REQUIREMENT TO
WITHDRAW EXCESS CASH COLLATERAL




     [_________, _____]





Banque Nationale de Paris
[address of BNP]


     Re: Pledge Agreement dated January 6, 1997, between Informix
Corporation, BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions that have become Participants as described therein


Gentlemen:

     Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above. This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 0 of the Pledge Agreement, Informix requires you to withdraw from the Accounts and return to Informix the following amount:

     ____________________________ Dollars ($__________)

on the following date:

     __________, ____


     To assure you that Informix has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, Informix certifies to you that:


          1. Your withdrawal and delivery of the amount specified above to Informix will not cause the Value of the remaining Collateral to be less than the Minimum Collateral Value. After giving effect to such withdrawal, the Collateral remaining in the Accounts maintained by the Deposit Takers will be:

     ____________________________ Dollars ($__________),


     and the Minimum Collateral Value on the date specified above will equal:


     ____________________________ Dollars ($__________).


     Such Minimum Collateral Value equals the Collateral Percentage of:


     __________ percent (___%),


     times the Stipulated Loss Value of:


     ____________________________ Dollars ($__________).


          2. Informix is giving this notice to you, BNPLC and the Participants at least ten (10) Business Days prior to the Base Rent Date specified above.

          3. No Default or Event of Default has occurred and is continuing as of the date of this notice, and Informix does not anticipate that any Default or Event of Default will have occurred and be continuing on the date upon which the withdrawal is required.

          4. Informix shall pay to you any and all costs incurred by you in connection with the withdrawal, including (if applicable) any early withdrawal penalties and other breakage charges specified at or prior to the time any Account was initially established.

          5. Informix agrees that you may determine the Accounts from which to make any withdrawal required by Informix pursuant to this Section as necessary to prevent or mitigate any Collateral Imbalance.


     NOTE:  YOU SHALL BE ENTITLED TO DISREGARD THIS NOTICE IF THE
STATEMENTS ABOVE ARE NOT CORRECT OR IF THE DATE FOR WITHDRAWAL SPECIFIED ABOVE IS LESS THAN TEN BUSINESS DAYS AFTER YOUR RECEIPT OF THIS NOTICE. HOWEVER, WE ASK THAT YOU NOTIFY INFORMIX IMMEDIATELY IF FOR ANY REASON YOU BELIEVE THIS NOTICE IS DEFECTIVE.

     Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present Certificates of Deposit to Deposit Takers seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to Deposit Takers to advise them of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amounts Informix believes you must withdraw from each Account to avoid a Collateral Imbalance.



                                   INFORMIX CORPORATION

                                   Name:_________________________
                                   Title:________________________
[cc BNPLC and all Participants]

     Annex 1
TO INFORMIX'S NOTICE OF REQUIREMENT TO
WITHDRAW CASH EXCESS COLLATERAL


     [_________, _____]


Deposit Takers on the
Attached Distribution List

     Re: Pledge Agreement dated January 6, 1997, between Informix
Corporation, BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions that have become Participants as described therein

Gentlemen:

     Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above. This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 0 of the Pledge Agreement, Informix requires Agent to withdraw from the Accounts and return to Informix the amounts listed below on the following date:


     __________, ____


     Accordingly, on such date, the undersigned intends to withdraw the following amounts from the following Accounts, and with this letter the undersigned is presenting Certificates of Deposit as required in connection with such withdrawal:

 Deposit Taker                   Account No.                   Amount


1.                                                        $

2.                                                        $

3.                                                        $

4.                                                        $

                         TOTAL WITHDRAWALS:               $



                              BANQUE NATIONALE DE PARIS, AS AGENT

                                   Name:_________________________
                                   Title:________________________

[cc BNPLC and Informix]

     ATTACHMENT 6

     TO PLEDGE AGREEMENT

NOTICE OF INFORMIX'S REQUIREMENT OF
DIRECT PAYMENTS TO PARTICIPANTS



     [_________, _____]





Banque Nationale de Paris
[address of BNP]


     Re: Pledge Agreement dated January 6, 1997, between Informix
Corporation, BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions that have become Participants as described therein


Gentlemen:

     Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above. This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 0 of the Pledge Agreement, Informix requires you to withdraw from the Accounts and pay directly to the Participants (in proportion to their respective Percentages) the following amount:

     ____________________________ Dollars ($__________)

on the following date (i.e., the Designated Sale Date):

     __________, ____



     The amount specified above equals the following percentage (equal to the aggregate of all Participant's Percentages):

     __________ percent (___%),


times the total of all Cash Collateral presently pledged under the Pledge Agreement:


     ____________________________ Dollars ($__________).




     To assure you that Informix has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, Informix certifies to you that Informix is giving this notice to you, BNPLC and the Participants at least ten (10) Business Days prior to the Designated Sale Date specified above.

     Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present Certificates of Deposit to Deposit Takers seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to Deposit Takers to advise them of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amounts Informix believes you must withdraw from each Account to comply with subsection 0 of the Pledge Agreement.


                                   INFORMIX CORPORATION

                                   Name:_________________________
                                   Title:________________________
[cc BNPLC and all Participants]

     Annex 1
TO INFORMIX'S NOTICE OF REQUIREMENT TO
WITHDRAW CASH COLLATERAL FOR
 DIRECT PAYMENTS TO PARTICIPANTS


     [_________, _____]


Deposit Takers on the
Attached Distribution List

     Re: Pledge Agreement dated January 6, 1997, between Informix
Corporation, BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions that have become Participants as described therein

Gentlemen:

     Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above.
This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 6.2 of the Pledge Agreement, Informix requires Agent to withdraw from the Accounts and pay to the Participants (in proportion to their respective Percentages) the amounts listed below on the following date (i.e., the Designated Sale Date):

     __________, ____


     Accordingly, on such date, the undersigned intends to withdraw the following amounts from the following Accounts, and with this letter the undersigned is presenting Certificates of Deposit as required in connection with such withdrawal:

 Deposit Taker                    Account No.                   Amount


1.                                                         $

2.                                                         $

3.                                                         $

4.                                                         $

                         TOTAL WITHDRAWALS:                $


                              BANQUE NATIONALE DE PARIS, AS AGENT

                                   Name:_________________________
                                   Title:________________________
[cc BNPLC and Informix]

     ATTACHMENT 7

     TO PLEDGE AGREEMENT

NOTICE OF INFORMIX'S REQUIREMENT OF
DIRECT PAYMENT TO BNPLC


     [_________, _____]



Banque Nationale de Paris
[address of BNP]


     Re: Pledge Agreement dated January 6, 1997, between Informix
Corporation, BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions that have become Participants as described therein


Gentlemen:

     Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above. This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 0 of the Pledge Agreement, Informix requires you to withdraw from the Account maintained by the Deposit Taker for BNPLC and pay directly to BNPLC on behalf of Informix as a payment required by the Purchase Agreement the following amount:

     ____________________________ Dollars ($__________)

on the following date (i.e., the Designated Sale Date):

     __________, ____

     To assure you that Informix has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, Informix certifies to you that Informix is giving this notice to you and BNPLC at least ten (10) Business Days prior to the Designated Sale Date specified above and that the amount specified above.

     Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present Certificates of Deposit to the Deposit Taker for BNPLC seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to the Deposit Taker for BNPLC to advise it of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amount Informix believes you must withdraw to comply with Section 0 of the Pledge Agreement.

                                   INFORMIX CORPORATION

                                   Name:_________________________
                                   Title:________________________
[cc BNPLC]

     Annex 1
TO INFORMIX'S NOTICE OF REQUIREMENT OF
DIRECT PAYMENT TO BNPLC


     [_________, _____]


[Name of the Deposit Taker for BNPLC]
[Address of such Deposit Taker]

     Re: Pledge Agreement dated January 6, 1997, between Informix
Corporation, BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions that have become Participants as described therein

Gentlemen:

     Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above. This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 0 of the Pledge Agreement, Informix requires Agent to withdraw from the Account maintained by you, as Deposit Taker for BNPLC, the sum of:

     ____________________________ Dollars ($__________)


and pay the same to BNPLC as a payment required by the Purchase
Agreement on the following date:

     __________, ____


     Accordingly, on such date, the undersigned intends to withdraw such amount from the following Account maintained by you as Deposit Taker for BNPLC, and with this letter the undersigned is presenting Certificate(s) of Deposit as required in connection with such withdrawal.


                              BANQUE NATIONALE DE PARIS, AS AGENT

                                   Name:_________________________
                                   Title:________________________

[cc BNPLC and Informix]

     ATTACHMENT 8

     TO PLEDGE AGREEMENT

NOTICE OF INFORMIX'S REQUIREMENT OF A WITHDRAWAL
OF CASH COLLATERAL FROM
A DISQUALIFIED DEPOSIT TAKER


     [_________, _____]



Banque Nationale de Paris
[address of BNP]


     Re: Pledge Agreement dated January 6, 1997, between Informix
Corporation, BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions that have become Participants as described therein


Gentlemen:

     Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above. This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 0 of the Pledge Agreement, Informix requires you to withdraw from the following Account maintained by the following Deposit Taker:


               Deposit Taker                              Account No.



Cash Collateral in the following amount:


     ____________________________ Dollars ($__________)


and to deposit such Cash Collateral with other Deposit Takers who are not Disqualified Deposit Takers no later than ten (10) Business Days after the date upon which you receive this notice.

     To assure you that Informix has the right to require such withdrawal, and to induce you to comply with this notice, Informix certifies to you that the Deposit Taker specified above has become a Disqualified Deposit Taker because it no longer satisfies the requirements listed in Section 0 of the Pledge Agreement. Specifically, such Deposit Taker no longer satisfies the following requirements:

[Informix MUST INSERT HERE A DESCRIPTION OF WHICH REQUIREMENTS THE DEPOSIT TAKER NO LONGER SATISFIES AND HOW Informix HAS DETERMINED THAT THE REQUIREMENTS ARE NO LONGER SATISFIED, ALL IN SUFFICIENT DETAIL TO PERMIT THE PARTICIPANT FOR WHOM SUCH DEPOSIT TAKER HAS BEEN MAINTAINING AN ACCOUNT TO RESPOND IF IT BELIEVES THAT Informix IS IN ERROR.]

     Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present Certificates of Deposit to the Deposit Taker specified above seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to such Deposit Taker to advise it of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amount Informix believes you must withdraw to comply with Section 0 of the Pledge Agreement.


                                   INFORMIX CORPORATION

                                   Name:_________________________
                                   Title:________________________
[cc BNPLC]

     Annex 1
TO INFORMIX'S NOTICE OF REQUIREMENT OF A WITHDRAWAL
OF CASH COLLATERAL FROM
A DISQUALIFIED DEPOSIT TAKER



     [_________, _____]


[Name of the Deposit Taker for BNPLC]
[Address of such Deposit Taker]

     Re: Pledge Agreement dated January 6, 1997, between Informix
Corporation, BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions that have become Participants as described therein

Gentlemen:

     Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above. This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 0 of the Pledge Agreement, Informix has advised Agent that you are a Disqualified Deposit Taker, and Informix requires Agent to withdraw from the Account maintained by you, as a Deposit Taker under the Pledge Agreement, the sum of:

     ____________________________ Dollars ($__________)


no later than the following date:

     __________, ____


     Accordingly, on such date, the undersigned intends to withdraw such amount from the Account maintained by you as Deposit Taker (Account No. __________), and with this letter the undersigned is presenting
Certificate(s) of Deposit as required in connection with such withdrawal.


                              BANQUE NATIONALE DE PARIS, AS AGENT

                                   Name:_________________________
                                   Title:________________________

[cc BNPLC and Informix]

     ATTACHMENT 9

     TO PLEDGE AGREEMENT

NOTICE OF INFORMIX'S REQUIREMENT TO
WITHDRAW CASH COLLATERAL FOR PAYMENT OF THE RELEASE PRICE




     [_________, _____]





Banque Nationale de Paris
[address of BNP]


     Re: Pledge Agreement dated January 6, 1997, between Informix
Corporation, BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions that have become Participants as described therein


Gentlemen:

     Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above. This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 0 of the Pledge Agreement, Informix requires you to withdraw from the Accounts and pay to BNPLC for application against the Release Price required by Lease the following amount:

     ____________________________ Dollars ($__________)

on the following date:

     __________, ____


     To assure you that Informix has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, Informix certifies to you that:


          1. Your withdrawal and delivery of the amount specified above to Informix will not cause the Value of the remaining Collateral to be less than the Minimum Collateral Value (computed after payment of the Release Price in connection therewith). After giving effect to such withdrawal, the Collateral remaining in the Accounts maintained by the Deposit Takers will be:

     ____________________________ Dollars ($__________),


     and the Minimum Collateral Value on the date specified above will equal:


     ____________________________ Dollars ($__________).


     Such Minimum Collateral Value equals the Collateral Percentage of:


     __________ percent (___%),


     times the projected Stipulated Loss Value of:


     ____________________________ Dollars ($__________).


          2. Informix is giving this notice to you, BNPLC and the Participants at least ten (10) Business Days prior to the date for payment of the Release Price specified above.

          3. No Default or Event of Default has occurred and is continuing as of the date of this notice, and Informix does not anticipate that any Default or Event of Default will have occurred and be continuing on the date upon which the withdrawal is required.

          4. Informix shall pay to you any and all costs incurred by you in connection with the withdrawal, including (if applicable) any early withdrawal penalties and other breakage charges specified at or prior to the time any Account was initially established.

          5. Informix agrees that you may determine the Accounts from which to make any withdrawal required by Informix pursuant to this Section as necessary to prevent or mitigate any Collateral Imbalance.


     NOTE:  YOU SHALL BE ENTITLED TO DISREGARD THIS NOTICE IF THE
STATEMENTS ABOVE ARE NOT CORRECT OR IF THE DATE FOR WITHDRAWAL SPECIFIED ABOVE IS LESS THAN TEN BUSINESS DAYS AFTER YOUR RECEIPT OF THIS NOTICE. HOWEVER, WE ASK THAT YOU NOTIFY INFORMIX IMMEDIATELY IF FOR ANY REASON YOU BELIEVE THIS NOTICE IS DEFECTIVE.

     Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present Certificates of Deposit to Deposit Takers seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to Deposit Takers to advise them of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amounts Informix believes you must withdraw from each Account to avoid a Collateral Imbalance.


                                   INFORMIX CORPORATION

                                   Name:_________________________
                                   Title:________________________
[cc BNPLC and all Participants]

     Annex 1
TO INFORMIX'S NOTICE OF REQUIREMENT TO
WITHDRAW CASH EXCESS COLLATERAL


     [_________, _____]


Deposit Takers on the
Attached Distribution List

     Re: Pledge Agreement dated January 6, 1997, between Informix
Corporation, BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions that have become Participants as described therein

Gentlemen:

     Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above. This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 0 of the Pledge Agreement, Informix requires Agent to withdraw from the Accounts and pay to BNPLC the amounts listed below on the following date:

     __________, ____


     Accordingly, on such date, the undersigned intends to withdraw the following amounts from the following Accounts, and with this letter the undersigned is presenting Certificates of Deposit as required in connection with such withdrawal:

 Deposit Taker                         Account No.               Amount


1.                                                          $

2.                                                          $

3.                                                          $

4.                                                          $

                         TOTAL WITHDRAWALS:                 $



                              BANQUE NATIONALE DE PARIS, AS AGENT

                                   Name:_________________________
                                   Title:________________________

[cc BNPLC and Informix]